POWER OF ATTORNEY

          The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2004 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ SAMUEL P. BELL III

Samuel P. Bell, III

Dated:  January 19, 2005

POWER OF ATTORNEY

          The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2004 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ HUGH M. BROWN
Hugh M. Brown

Dated:  January 19, 2005

POWER OF ATTORNEY

          The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2004 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ J. HYATT BROWN
J. Hyatt Brown

Dated:  January 19, 2005

EXHIBIT 24

POWER OF ATTORNEY

          The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2004 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ BRADLEY CURREY, JR.

Bradley Currey, Jr.

Dated:  January 19, 2005

POWER OF ATTORNEY

          The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2004 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JIM W. HENDERSON

Jim W. Henderson

Dated:  January 19, 2005

POWER OF ATTORNEY

          The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2004 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ THEODORE J. HOEPNER
Theodore J. Hoepner

Dated:  January 19, 2005

POWER OF ATTORNEY

          The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2004 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ DAVID H. HUGHES

David H. Hughes

Dated:  January 19, 2005

POWER OF ATTORNEY

          The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2004 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JOHN R. RIEDMAN

John R. Riedman

Dated:  January 19, 2005

POWER OF ATTORNEY

          The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2004 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JAN E. SMITH

Jan E. Smith

Dated:  January 19, 2005

POWER OF ATTORNEY

          The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the 2004 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ CHILTON D. VARNER

Chilton D. Varner

Dated:  January 19, 2005

POWER OF ATTORNEY

          The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2004 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ CORY T. WALKER

Cory T. Walker

Dated:  January 19, 2005